境外代理旅行社合作协议

编号：

本协议由U Fox Travel Limited（以下简称乙方），Ctrip Travel Holding (Hong Kong) Limited（以下简称甲方）商定并于2024-03-28签署生效，有效期至2026-12-31。

双方在平等协商的基础上，本着互惠互利的原则达成协议如下。在签订本协议时，甲乙双方对协议的所有条款均无疑义并对各自有关权利、义务和责任条款的法律含义有准确无误的理解。

本协议一式两份，甲乙双方各执一份，具有同等效力。本协议经双方盖章或签字后生效，并且取代双方之前任何口头和书面信函，双方认可传真件或扫描件签约的法律效力。

双方确认并认可往来函件及司法文书送达地址如下：

甲方：上海金钟路968号

乙方：阿联酋 阿布扎比行政区 阿布扎比 FD - Ground Floor Incubator Building Masdar City, Abu Dhabi United Arab Emirates

双方均确认与本合同有关的附件及往来传真、电报、通知、收据、运输单据等均为本合同不可分割的组成部分。双方在合同中预留并确认的地址为书面函件往来地址，亦作为双方发生纠纷后法院/或仲裁机构诉讼文书（含裁判文书）的送达地址。任何一方拒收或文件未能妥投的，自拒收或被退回之日，视为送达。

第一条合同构成

下列内容作为本合同的有效组成部分，与本合同具有同等法律效力：

1.图片使用授权书，携程品牌标识授权书，担保函；
2.双方业务往来邮件、传真、VBooking确认；
3.双方约定的订单操作程序、旅游服务接待标准及其他相关附件；
4.双方就未尽事宜达成的补充协议；
5.VBooking《携程旅游平台供应商管理规则》及对商发布公告等。

第二条合作内容

1.旅游接待服务：乙方同意在本合同期内持续为甲方及其关联公司包价旅游产品和自由行散客提供目的地行程所需全部或部分项目的预订、安排及接待服务。甲方及其关联公司包价旅游产品是指使用甲方自身品牌，由甲方预先安排行程，提供或者通过履行辅助人提供交通、住宿、餐饮、游览、导游或者领队等两项以上旅游服务，旅游者以总价支付旅游费用的旅游产品。

2.单项旅游要素销售：乙方同意向甲方分销其所拥有或代理销售的机票、酒店、车船票、餐食、景点门票、娱乐门票等单项旅游要素资源。

3.包价旅游产品代理：甲方同意作为乙方及其经乙方授权的分子公司及办事处组织的包价旅游产品的销售代理，在甲方及其关联公司网站或甲方的其它销售渠道直接销售乙方包价旅游产品，或将乙方包价旅游产品作为行程的一部分整合进入新的甲方及其关联公司包价旅游产品之后进行售卖。乙方包价旅游产品包括所有使用乙方自身品牌或乙方拥有的其他品牌，由乙方承担相关行程段内全部组团社义务的包价旅游产品。

第三条合同权利义务

（一）甲方权利义务

1.甲方或其关联公司以其名义与客人签订旅游合同，开具正式的收费收据或发票。客人在甲方或其关联公司网站上签订的电子合同具有和书面合同同等的法律效力。甲方或其关联公司严格按照双方协定的产品和服务与客人签订旅游合同。

2.甲方应按合同约定向乙方支付费用。

3. 甲方有权根据销售区域的不同，将本协议中甲方的权利和义务全部或部分转让给甲方的关联公司，由甲方关联公司直接与乙方、经乙方授权的分子公司及办事处进行相关业务合作。甲方不再承担与已转移的业务合作有关的法律责任。

（二）乙方权利义务

1、合法资质：

1.1乙方应于签订合同前向甲方提供营业执照副本、业务经营许可证（分社备案登记证明）副本、旅行社责任保险单如上述信息发生变更，乙方应于变更之日起十日内书面通知甲方并提供更新后的材料，如因乙方未及时提供更新后的资质材料，甲方有权单方面终止合作。

1.2乙方保证提供给甲方销售的产品和旅游服务在乙方的经营范围之内，乙方及乙方选择的下游旅行社、酒店、餐厅、娱乐项目、车辆、司机、导游等旅游辅助服务者必须具备合法资质，否则由此带来的一切法律后果由乙方自行承担。造成甲方损失或甲方因此而受到行政处罚的，乙方应当全部赔偿。当乙方主体资质发生注销、吊销或者任何变更时，甲方有权要求乙方确保由其承继公司承继所有涉及产品、订单、结算、质保、数据、惩罚、投诉等相关义务，乙方不得拒绝。

1.3乙方租用旅游车辆必须安全、合法，不得使用没有营运资质的车辆，要求随车导游做好安全监督工作，要求司机不得酒后驾驶、超速驾驶、不得疲劳驾驶；严格落实旅行社用车"五不租制度"：即不租用未取得相应客运经营许可的经营者车辆、未持有效道路运输证的车辆、未安装卫星定位装置的车辆、未投保承运人责任险的车辆、未签订包车合同的车辆。

1.4乙方保证对其提供给甲方的图片、漫画、视频等资料享有完整的著作权，不侵犯任何第三方的合法权益，并授权甲方及关联公司网站在包括但不限于携程旅行网、其关联公司旗下各营销渠道及甲方指定的其他第三方平台上无偿使用该资料。如甲方或甲方关联公司因该资料受到投诉、举报或诉讼等，乙方应积极主动介入处理纠纷，做不侵权抗辩，并且根据甲方要求提供权利证明、授权文件等不侵权证据材料。甲方有权对乙方提供的上述资料进行例行检查，一经发现产品图片或其他资料侵权或乙方提供虚假授权文件，甲方有权按照3000元/张（个）向乙方收取违约金，连续发现两次或两次以上的，甲方有权单方面终止合同并要求乙方承担除违约金外甲方因此产生的全部损失，包括但不限于罚金、赔偿金、许可费、调查费、差旅费、公证费、评估费、诉讼费、律师费、与投诉人达成的和解费等。

2、服务标准：

2.1乙方严格按照所在国家以及目的地国家地区旅游行业相关服务标准以及双方约定的内容提供服务。如发生在乙方提供服务范围以内的旅游质量投诉，双方共同协调处理，乙方按照有关旅行社质量赔偿标准赔偿客人。

2.2乙方导游在接待甲方组织或招徕的客人时，应当遵循旅游目的地当地行政管理当局关于佩戴导游证的相关规定、遵守职业道德，尊重旅游者的风俗习惯和宗教信仰，应当向旅游者告知和解释旅游文明行为规范，引导旅游者健康、文明旅游，劝阻旅游者违反社会公德的行为。

3、行程变更

3.1旅游者解除或变更合同的，乙方应提供正规合法的旅游费用凭证以证实已实际产生费用的真实性，因此减少的或未实际发生的费用，乙方应及时退还，因此增加的费用，由旅游者自行承担。

3.2乙方或乙方供应商解除或变更合同的，乙方应赔偿甲方及其关联公司因此产生的全部损失，包括但不限于，甲方及其关联公司依据甲方及其关联公司与甲方客人签署的旅游合同支付的违约金，甲方及其关联公司预期可得利润及甲方及其关联公司为解决该事件而产生的其他损失。

4.安全保障

4.1乙方应向甲方及其关联公司提供与目的地旅游行程有关的景区游客游览须知及安全注意事项、游乐设施设备使用须知、风俗习惯、和宗教禁忌等，乙方导游和其他地面接待服务人员还应口头宣讲相关重要内容。

4.2乙方及乙方履行辅助人在为甲方及其关联公司组织或招徕的客人提供地面接待服务时，应当就旅游活动中的安全事项，以明示的方式事先向旅游者作出说明或者警示：正确使用相关设施、设备的方法必要的安全防范和应急措施；未向旅游者开放的经营、服务场所和设施、设备；不适宜参加相关活动的群体；可能危及旅游者人身、财产安全的其他情形。若乙方及乙方履行辅助人未执行以上要求，由此导致的游客健康安全伤害事故后果均由乙方承担。

4.3乙方应制定完备的安全管理制度和突发事件处理预案，乙方接待过程中，旅游者受到人身、财产损害的，乙方应采取救助措施并先行垫付必要费用，及时向甲方反馈信息，收集和保存相关证据，甲方和乙方在责任划分明确后根据各自承担的责任进行结算，属于第双方责任的，乙方应协助旅游者索赔。

4.4如乙方向甲方及其关联公司旅游者提供高风险项目服务，例如滑翔伞、热气球、动力伞等高空类项目；轮滑、滑雪、骑马、卡丁车及大型游乐设施等高速类项目；游泳、冲浪、漂流、摩托艇、游艇、水上飞伞及水上游乐设施等水域类项目；浮潜、岸潜、船潜、潜水等水下旅游项目；穿越高山、峡谷、暴走及蹦极、攀岩等探险类项目。乙方应按甲方及其关联公司要求提供相关材料至甲方处备案，包括但不仅限于：项目内容和玩法说明；项目营业执照及项目经营资质证书；对客户明示的安全须知、安全讲解与检查流程；紧急事件预案（含天气条件标准、安全员配备、安全员分布地点、急救程序、报警、和送医程序等）；项目经营方责任险保单复印件。若未至甲方备案，乙方不得擅自向旅游者推荐高风险旅游项目。因乙方提供的高风险旅游项目导致的游客健康安全伤害事故后果均由乙方承担。

5.对于甲方及其关联公司包价旅游产品及自由行散客接待的特别约定

5.1乙方应按甲方规定的模版格式向甲方如实申报并阶段性更新所涉及的导游、车辆、酒店、和甲方专属业务和计调人员团队等情况。针对在合作过程中遇到的客户投诉，乙方有义务如实向甲方反馈所涉及导游人员的姓名、所涉及车辆的车型和车牌号、所涉及酒店的名称等具体信息；

5.2乙方应严格按照双方约定安排旅游行程、旅游景点、服务项目等，不得擅自中止旅游服务。不得诱骗客人购物或参加自费项目；未经甲方书面同意，乙方不得以任何方式将甲方组织的旅游者与其他旅游者合并接待，或者转交任何第三方接待；

5.3乙方应按甲方品牌推广项目指引，使用甲方指定的导游旗、服务人员制服、车头贴、车身贴等携程品牌标识。

6.对于利用甲方及其关联公司网络平台代理销售的乙方包价旅游产品的特别约定

6.1基于双方合作中的平等互惠，同时为确保对甲方会员无价格歧视。为此，乙方同意进一步让利消费者，对于利用甲方网络平台代理销售的乙方包价旅游产品，确保甲方会员价格不高于乙方自营渠道（包括乙方官网、线下实体店等销售渠道）同等条件的用户价格，如发生不合理定价问题能及时更正。

6.2甲方及其关联公司按照乙方要求向旅游者收取担保金，若发生客人境外滞留，甲方及其关联公司除将担保金支付给乙方外，不再承担其他任何责任，如乙方未要求客人支付担保金的，则相关风险及损失由乙方自行承担，若因此造成甲方及其关联公司实际损失或甲方因此而受到行政处罚的，乙方应全部赔偿。

（三）甲乙双方共同保证

1.双方均应按法律法规规定足额投保旅行社责任保险（针对境内旅行社），或公司商业保险/车辆保险（针对境外旅行社）；

2.双方均应提示其组织或招徕的旅游者购买人身意外伤害保险；

3.双方均应保证旅游者的安全，对于可能危及旅游者人身及财产安全的事项，应做出真实的说明和明确的警示，并采取必要措施防止危害发生和扩大。

4.双方约定的结算费用不应低于接待成本；

5.双方的约定不应损害旅游者的合法权益；

6.一方违约后，对方应采取适当措施防止损失的扩大；

7.在双方的合作过程中，如因一方的失误引起和用户的争议以至于法律纠纷，将由引起纠纷的一方负责解决并承担所有责任。

第四条费用结算

1.报价货币：<u>迪尔汗</u>（<u>AED</u>）。

2.结算货币：<u>迪尔汗</u>（<u>AED</u>）。

3.结算汇率：

甲乙双方约定使用账单核对无误后，甲方提交付款申请时的实时汇率（甲乙双方各自承担自己的银行手续费用）

4.结算方式：甲乙双方事先约定，结算采用返程日期月结-30天的方式。

每月1号开始核对上月1号至上月月底"实际使用完成订单"的账款（标准为：以供应商通知给携程的核单数量为准），双方核对确认无误后30个工作日内结算汇款（遇节假日顺延）。

双方认可通过TripIM+客户服务系统、邮件等方式核对账单等财务事宜。

5.如果由于乙方提供账号信息有误，导致甲方付款失败或延迟付款的，应由乙方自行承担全部责任。

6.乙方须将原始发票寄给甲方，甲方收到发票后付款给乙方，否则甲方保留不支付该款的权利。

7.乙方通过携程旅游平台每达成一笔交易（用户就该笔订单支付成功的），乙方应向甲方支付相应比例的交易手续费。交易手续费的计算基数包含线上及线下结算额（出发订单口径），乙方同意交易手续费由甲方在乙方当期结算款中直接扣除。甲方应得交易手续费的计算方式为：乙方旅游产品结算额×交易手续费率，交易手续费会不定期根据市场情况上下浮动，调整后交易手续费率由甲方在商家后台管理系统中以交易手续费形式公布，不再另行通知。交易手续费率具体公示路径为：供应商管理>佣金管理>交易手续费。**乙方同意并确认自新交易手续费率公布之日起，自动适用新的交易手续费，如乙方对新交易手续费率有异议的，经双方商议同意后可另行签订补充协议进行约定。**如路径有变，具体以商家后台管理系统中的公告通知为准。



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第五条合同解除

乙方出现以下情形时，甲方有权解除合同并要求乙方全额返还当团接待费用，若甲方及其关联公司因此产生的损失高于上述费用的，乙方应赔偿甲方及其关联公司的全部损失。

1.乙方或乙方安排的车辆、司机、餐厅、或高风险旅游项目经营方等旅游服务服务者不具备合法有效资质；

2.乙方因违反本合同第三条安全保障的相关义务，而导致游客健康安全事故；

3.乙方泄露在经营活动中获取的甲方商业秘密；

4.因乙方原因导致甲方受到行政处罚；
5.乙方接待服务质量未达到双方约定的服务标准3次以上；
6.因乙方原因引发旅游者投诉且未能妥善处理3次以上；
7.因乙方违约行为造成甲方或旅游者实际损失，乙方拒不改正或拒绝赔偿2次以上；
8.乙方其他严重违反合同约定情形。

第六条违约责任

1.如任何一方违反本协议所规定的义务，违约方在收到守约方要求纠正其违约行为的书面通知之日，应立即停止其违约行为，并在十日内赔偿守约方因此受到的所有损失。

2.乙方未经甲方书面同意，擅自将甲方及其关联公司组织的旅游者与其他旅行社转团、拼团的，乙方应向甲方支付当团接待费用50%的损失费，如仍不足以弥补实际损失的，应按实际损失赔偿。

3.乙方未能在当地解决旅游者提出的投诉，又未及时书面通知甲方的，乙方应就甲方为处理投诉所产生的实际损失承担赔偿责任。

4.甲方有权根据《携程旅游平台供应商管理规则》对乙方违约行为作出相应处罚。

第七条旅游纠纷处理

1.旅游者在乙方接待过程中提出投诉的，乙方应尽力在当地及时解决，并将处理情况书面通知甲方，未能在当地解决的，应及时书面通知甲方及其关联公司。

2.乙方应积极配合甲方处理旅游者投诉等服务质量纠纷，及时提供所需证据材料。

3.甲方和乙方应根据调查情况，划分各自应承担的赔偿责任，并于责任划分明确后进行结算。

4.因乙方接待服务质量问题所产生的经济赔偿，甲方依照或参照如下标准做出赔偿后，乙方应在甲方提出追索请求并提供相关证明后十日内对甲方予以全额赔偿：

4.1首先参照甲乙双方间约定及甲方和旅游者约定的赔偿标准；

4.2若前款未约定的，则适用《旅行社服务质量赔偿标准》；

4.3若走诉讼途径的，以法院调解或判决金额为准。

第八条不可抗力

1.因战争、地震、雷击、水灾、火灾、政府行为、黑客攻击、电信部门技术管制等不可抗力等不可归责于合同任何一方的事由致使一方不能履行合同的，应根据影响程度，部分或全部免除责任，但迟延履行后发生不可抗力等不可归责于合同任何一方的事由的，不能免除责任。

2.一方因不可抗力等不可归责于合同任何一方的事由不能履行合同的，应当及时通知另一方，并在合理期限内提供证明。紧急情况下，一方应采取合理适当措施防止损失扩大。

3.因不可抗力等不可归责于合同任何一方的事由导致行程延滞，甲方和乙方应及时与旅游者协商、调整行程，所增加的费用，同意旅游者不承担的部分由甲方和乙方协商承担。

第九条保密条款

1.兹就双方之间的共同合作，双方均承诺并保证其有义务不向其他方透露保密信息，该保密信息指由一方向对方透露的，与双方合作有关的任何口头或书面形式或其他形式的不公开信息，包括但不限于商业计划、客户名单、技术数据、产品构思、开发计划、职员名单、操作手册、加工工艺、技术理论、发明创造、财务情况和其他递交时约定为保密信息的资料（以下通称“保密信息”）。

2.对于本协议中描述的保密信息，双方及其代理人、代表应当（1）以不低于保护自己保密信息的程度（至少以合理程度）予以保密；（2）要求获知保密信息的人员对保密信息予以保密；（3）在必要情况下，根据双方书面商定的方式使用保密信息。

3.对于以下信息，双方均免除保密责任：由公众通过合法途径获知的信息；从其他方获知的，并未违反任何保密责任的信息；为法律或有管辖权的政府部门根据法令所要求透露的信息，或者根据法律程序而要求透露的信息。

4.本保密条款不因双方协议终止而失效。

第十条知识产权

1.在履行本协议期间，甲乙双方在使用对方授权的企业名称、商标、商号、品牌、域名和网站时，应当完全单独为甲乙双方在本协议中约定的内容服务，不得夹带其他业务内容或经营目的；甲乙双方在其自身宣传材料、名片、市场宣传、网站建设以及其他任何方面使用对方授权的名称、域名和网站，都必须事先书面通知对方，并获得对方的书面许可后方可进行；否则一方有权随时以书面形式通知另一方终止协议，且由另一方承担由此而产生的一切法律责任，并赔偿因此造成的一切损失。

2.甲乙双方及其职员承诺在履行本协议期间及在本协议期满后不对对方所拥有的商标、企业名称、域名等进行贬低或者其它任何损害，也不对对方互联网网页或者网站进行任何贬低、抄袭、歪曲、破坏或其它损害。

3.本协议有效期内及本协议终止或者解除后，甲乙双方承诺不向任何其他方（包括但不限于与对方构成商业竞争关系的企业、商业机构或者组织）提供有关双方业务、技术等一切相关信息或者资料，否则由一方承担相应的责任，并赔偿另一方因此造成的一切损失。

第十一条禁止贿赂条款

1.任何一方保证不向另一方及与本合作有关的任何第三方的雇员或管理、工作人员，直接或间接，在账外暗中支付任何佣金、报酬或给予回扣，或者提供任何礼品或款待，亦不向另一方及与本合作有关的任何第三方雇员或管理、工作人员就上述事项达成任何安排，但是按照商业惯例赠送小额广告礼品的除外(携程举报电话8621-54261440，携程举报邮箱vacationrules@trip.com;jubao@trip.com)。

2.若任何一方违反了本条规定，则视为严重违约。守约方有权以书面形式通知违约方单方终止本合同，同时保留依法采取进一步法律措施的权利，违约方应承担由此给守约方带来的一切损失。

第十二条 质保金

乙方自本协议生效之日起5个工作日内通过向甲方支付产品质量和服务保证金（以下称“质保金”），具体质保金缴纳标准以及使用规范，乙方必须严格按照甲方在VBK系统-公告中心发布的《度假质保金管理规范》进行业务操作。

第十三条其他

1.合作期间内，甲方有权提前一个月向乙方书面提出变更或终止本协议；若乙方欲变更或终止本协议，需提前一个月向甲方书面提出，经甲方书面同意后可变更协议或终止协议。若乙方未经甲方同意，擅自变更或终止本协议，则需赔偿甲方因此而遭受的经济及声誉损失。本协议的全部内容系甲乙双方协商后的合意，并非一方决定并提供的格式条款。

2.本协议有效期届满，双方未提出异议，本协议自动顺延一年，顺延次数不限。若甲方对合作期限或内容有异议，则甲方有权暂停续约或者重新签署新的协议。

3.本合同终止或解除时，双方在合同有效期内已确认的接待计划应当继续履行。

4.如果一方资不抵债，或被进行清算，或终止经营，或提出破产申请/被提出破产申请，或被宣告破产，或为债权人利益进行转让，另一方均有权通过书面通知立即终止服务而不需承担任何额外责任。

5. 除本协议另有规定外，本协议仅受香港法律管辖并按其解释。 由本协议引起的或与本协议有关的任何纠纷、争议、差异或索赔，包括协议的存在、有效性、解释、履行、违约或终止，或由此产生或与之相关的任何非合同义务的争议，均应最终根据香港国际仲裁中心规则，由一（1）名仲裁员在香港通过香港国际仲裁中心仲裁解决。

6. 本协议可通过传真、扫描件的电子形式进行签署，并具有同等法律效力。

7. 各方承认并同意，本协议可以通过电子签名签署，电子签名就所有目的而言均应被视为原始签名，并应具有与原始签名相同的效力和作用。所有的传真、扫描或影印的手写签名，或其他电子签名，就所有目的而言均应具有与原始手写签名相同的有效性、法律效力和证据上的可采性。本协议可签署副本（包括传真、扫描或其他电子副本），并共同构成同一份文件。电子版本与原版纸质版本具有同等法律效力

8. 除非本协议另行约定，否则本协议中所涉及的任何时间均指北京时间（东八区）。

第十四条、个人信息保护协议

甲方和乙方特此同意签订链接https://vbooking.ctrip.com/vendor/help/helpCenterDetail?articleId=2142 对应的境外代理旅行社合作协议- 数据传输补充协议及承诺函，数据传输补充协议和承诺函的条款特此通过引用纳入本协议。 乙方承认并同意乙方已阅读并同意数据传输补充协议和承诺函的条款完全有效。

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甲方：Ctrip Travel Holding (Hong Kong) Limited
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携程签章位置

乙方：U Fox Travel Limited
授权代表：职位：
地址：阿联酋 阿布扎比行政区 阿布扎比 FD - Ground Floor Incubator Building Masdar City, Abu Dhabi United Arab Emirates邮编：
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财务联系人：刘珊
财务联系人手机：86-18679056506
财务联系人邮箱：ufoxtravel@126.com

户名:U Fox Travel Limited
开户行名称：WIO BANK
开户行地址：Incubator Building, Masdar City, Abu Dhabi, UAE
账号：9672887367
SWIFTCODE（海外专用）：WIOBAEADXXX
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